                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  __________

                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                                 July 22, 1998
                     ------------------------------------
                       (Date of earliest event reported)


                       Capital One Financial Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                                      1-13300                         54-1719854
------------------------------                     ----------------                 -------------------
(State of incorporation                            (Commission File                    (IRS Employer
    or organization)                                   Number)                      Identification No.)


2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                                      22042
--------------------------------------------------------------  -------------------------------
(Address of principal executive offices)                                  (Zip Code)

      Registrant's telephone number, including area code:  (703) 205-1000

Item 5.  Other Events.
         ------------

         The sole purpose for the filing of this Form 8-K is to incorporate the attached final form of Underwriting Agreement dated as of July 22, 1998 as an exhibit to the Capital One Financial Corporation Registration Statement
No. 333-58577.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         4.1. Underwriting Agreement, dated as of July 22, 1998 between the Company and J.P. Morgan Securities Inc. acting on behalf of itself, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    CAPITAL ONE FINANCIAL CORPORATION


     Dated:  July 23, 1998          By:  /s/ John G. Finneran, Jr.
                                         --------------------------------------
                                         John G. Finneran, Jr.
                                         Senior Vice President, General Counsel
                                         and Corporate Secretary

                                 EXHIBIT INDEX


     4.1. Underwriting Agreement, dated as of July 22, 1998 between the Company and J.P. Morgan Securities Inc. acting on behalf of itself, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc.